UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2023

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1751 River Run, Suite 400 Fort Worth, Texas 76107
(Address of principal executive offices)

(817) 438-6168
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2023, TFF Pharmaceuticals, Inc. (the “Company”) filed with the Delaware Secretary of State a Certificate of Amendment (“Amendment”) to its Second Amended and Restated Certificate of Incorporation to effect a one for twenty-five (25) reverse stock split (“Reverse Split”) of its issued and outstanding shares of common stock. The effective time of the Reverse Split is 12:01 AM ET on December 19, 2023. The Amendment has been filed as Exhibit 3.1 to this report.

On December 15, 2023, the Company issued a press release concerning the Reverse Split. The press release is filed as Exhibit 99.1 to this report.

Item 8.01 Other Events.

The Company has scheduled a webcast for December 19, 2023 at which it will discuss interim data readouts for its ongoing Phase 2 clinical trials of TFF VORI and TFF TAC. A copy of the presentation to be published via the webcast, and subsequently posted to the Company’s website, is attached hereto as Exhibit 99.2. On December 19, 2023, the Company issued a press release summarizing the interim data readouts for TFF VORI and TFF TAC. A copy of the press release is attached hereto as Exhibit 99.3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit 3.1	Certificate of Amendment to the Registrant’s Second Amended and Restated Certificate of Incorporation filed on December 18, 2023	Filed Electronically herewith
Exhibit 99.1	Registrant’s press release dated December 15, 2023 concerning the Reverse Split	Filed Electronically herewith
Exhibit 99.2	Registrant’s presentation concerning the interim data readouts for TFF VORI and TFF TAC	Filed Electronically herewith
Exhibit 99.3	Registrant’s press release dated December 19, 2023 concerning interim data readouts for TFF VORI and TFF TAC	Filed Electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: December 19, 2023	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer

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